RS Variable Products Trust

Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Investment Quality Bond VIP Series

RS Low Duration Bond VIP Series

RS High Yield VIP Series

RS S&P 500 Index VIP Series

Supplement to each Series’ Prospectus, dated May 1, 2014,

as supplemented January 9, 2015

RS Money Market VIP Series

Supplement to the Prospectus, dated May 1, 2014,

as supplemented January 9, 2015 and February 6, 2015

Supplement to the Statement of Additional Information,

dated May 1, 2014, as revised February 5, 2015

Effective May 1, 2015, Park Avenue Institutional Advisers LLC (“Park Avenue”) will serve as investment sub-adviser to each of RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield VIP Series, RS Money Market VIP Series, and RS S&P 500 Index VIP Series. Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC (“GIS”), which serves as the current investment sub-adviser to each Series. There will be no changes in the investment strategies of each Series or in the portfolio management personnel currently responsible for the day-to-day management of each Series as a result of the change in sub-adviser.

March 27, 2015